SEVERANCE COSTS	12 Months Ended
Dec. 31, 2016
SEVERANCE COSTS
SEVERANCE COSTS

28.   SEVERANCE COSTS

Included in Operating and administrative and Other income/(expense) is $54 million and nil, respectively (2015 - $42 million and $4 million, respectively), for severance costs related to termination benefits to employees. This resulted from an enterprise-wide reduction of workforce that occurred in October 2016 and November 2015 that affected approximately 5% of the Company’s workforce in each respective year. The amounts are included within Eliminations and Other.

Of the total severance costs incurred in 2016, $29 million was paid in 2016 with the remaining $25 million to be paid in 2017 and is included in Accounts payable and other as at December 31, 2016.

Of the total severance costs incurred in 2015, $22 million was paid in 2015 with the remaining $24 million paid in 2016. This amount was included in Accounts payable and other as at December 31, 2015.